UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number     811-22148

                     Invesco Actively Managed Exchange-Traded Fund Trust

(Exact name of registrant as specified in charter)

3500 Lacey Road

                          Downers Grove, IL 60515

(Address of principal executive offices) (Zip code)

Daniel E. Draper

President

3500 Lacey Road

                          Downers Grove, IL 60515

(Name and address of agent for service)

Registrant’s telephone number, including area code: #800-983-0903

Date of fiscal year end:  May 31

Date of reporting period:  May 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Invesco Annual Report to Shareholders

May 31, 2018

GSY	Invesco Ultra Short Duration ETF

Effective June 4, 2018, the Fund’s name changed as part of an overall rebranding strategy whereby the PowerShares name was changed to the Invesco brand. This resulted in all references to the PowerShares name being changed to Invesco.

2

The Market Environment

Fixed Income

During the fiscal year, the U.S. Treasury yield curve flattened primarily as a result of monetary policy and increases to the shorter-end of the yield curve. U.S Treasury yields moved up across the board with the 10-Year Treasury rising above 3% for the first time since 2014. The increases in yield were generally triggered by increased growth prospects and inflation for the U.S. economy and increases to the federal funds target rate. Around the developed world, major central banks maintained accommodative monetary policies geared toward growth stimulation. The U.S. corporate credit sector posted positive returns for the fiscal year, with lower-rated investment grade securities generating slightly higher performance. Favorable technicals remained and, given the positive trend in global growth, the fundamental environment also proved supportive during the fiscal year. A notable corporate tax cut, part of the Tax Cut and Jobs Act signed into law by President Donald Trump in December 2017, was an additional catalyst for the positive tone in the market for credit. Corporate leverage appeared to stabilize near recent cycle highs, with little pressure from shareholders given robust equity returns. During the Fund’s fiscal year, the US Federal Reserve (the Fed) raised the fed funds target rate by 75 basis points with three 25 basis point hikes in June 2017, December 2017 and March 2018. (A basis point is one one-hundredth of a percentage point.) As a result, the Fed funds target rate stood at a range of 1.50% to 1.75% at the end of the fiscal year. Longer-maturity US Treasury yields also crept higher as the Fed transitioned toward a more hawkish tone. Yields on 10-year U.S. Treasuries stood at 2.85% as of May 31, 2018, 45 basis points higher than at the beginning of the fiscal year. Jerome Powell succeeded Janet Yellen as Fed chair on February 5, 2018. Powell has served as a member of the Fed Board of Governors since 2012 and is largely expected to stay the course with a gradual approach to monetary policy normalization. For the reporting period, the broader bond market posted slightly negative returns largely attributable to the increase in overall interest rates and impact to longer duration securities. U.S Treasuries, agencies, mortgage backed securities and emerging market debt were among the few drivers of negative returns. Positive performing sectors included global credit, U.S. corporate investment grade and below investment grade securities.

3

GSY	Manager’s Analysis
Invesco Ultra Short Duration ETF (GSY)

Welcome to Invesco! Effective after the close of business on April 6, 2018, Guggenheim Ultra Short Duration ETF (the “Predecessor Fund”) was reorganized into Invesco Ultra Short Duration ETF (formerly known as PowerShares Ultra Short Duration Portfolio), a newly created exchange-traded fund in Invesco’s family of ETFs, in a tax-free transaction. The ticker symbol did not change. Performance information set forth below refers to both the performance of the Predecessor Fund and the Fund.

The Invesco Ultra Short Duration ETF (the “Fund”) is an actively managed exchange-traded fund whose investment objective is to seek maximum current income, consistent with preservation of capital and daily liquidity. The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income securities and in exchange-traded funds (“ETFs”) and closed-end funds that invest substantially all of their assets in fixed income securities. The Fund uses a low duration strategy to seek to outperform the ICE BofAML US Treasury Bill Index (the “Benchmark Index”) in addition to providing returns in excess of those available in U.S. Treasury bills, government repurchase agreements, and money market funds, while seeking to provide preservation of capital and daily liquidity.

For the fiscal year ended May 31, 2018, on a market price basis, the Fund returned 2.02%. On a net asset value (“NAV”) basis, the Fund returned 2.02%. During the same time period, the Benchmark Index returned 1.22%.

The Fund is primarily invested in corporate bonds, commercial paper and asset-backed securities. The Fund’s high allocation to floating rate securities reduces interest-rate risk while commercial paper helps the Fund manage its liquidity needs. The Fund’s focus on high-quality short maturity holdings helps the Fund manage credit risk. The Fund continues to maintain an average effective duration below one-quarter year.

Positive returns were largely driven by the Fund’s holdings in investment grade corporate bonds and asset-backed securities. These sectors benefited from strong demand and positive macro-economic conditions. Over the period, the USD London Interbank Offered Rate (LIBOR) increased. The Fund’s holdings in floating rate securities benefited from tightening spreads due to high demand for adjustable rate securities in anticipation of interest rate increases.

We believe the Fund is well positioned for additional rate hikes with a large allocation to floating rate securities and high quality assets.

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of May 31, 2018
Security
Arrow Electronics, Inc., 2.600%, 06/21/2018	2.1
Kinder Morgan, Inc., 2.450%, 06/05/2018	1.8
Newell Brands, Inc., 2.350%, 06/01/2018	1.7
Hawaiian Electric Co., Inc., 2.600%, 06/05/2018	1.7
Energy Transfer LP, 2.650%, 06/05/2018	1.7
Aviation Capital Group LLC, 2.240%, 06/13/2018	1.7
McKesson Corp., 2.140%, 06/14/2018	1.7
Interpublic Group of Cos., Inc. (The), 2.270%, 06/14/2018	1.6
Sherwin-Williams Co. (The), 2.400%, 06/28/2018	1.6
Celgene Corp., 2.200%, 06/18/2018	1.5
Total	17.1

Asset Group (% of the Fund’s Net Assets) as of May 31, 2018
Commercial Paper	48.7
Corporate Bonds and Notes	34.0
Asset-Backed Securities	13.3
Commercial Mortgage-Backed Securities	2.6
Collateralized Mortgage Obligations	0.7
Variable Rate Senior Loan Interests	0.5
Other Assets Less Liabilities	0.2

4

Invesco Ultra Short Duration ETF (GSY) (continued)

Growth of a $10,000 Investment

Fund Performance History as of May 31, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception††
Index†								Average Annualized	Cumulative
ICE BofAML US Treasury Bill Index	1.22%	0.62%	1.86%	0.40%	2.01%	0.42%	4.24%	0.46%	4.84%
Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index	1.21	0.57	1.73	0.35	1.78	0.31	3.12	0.35	3.68
Fund†††
NAV Return	2.02	1.63	4.96	1.43	7.33	1.04	10.89	1.07	11.61
Market Price Return	2.02	1.63	4.96	1.42	7.28	1.03	10.81	1.07	11.62

Predecessor Fund Inception: February 12, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through December 31, 2020. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.25%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Benchmark Indexes (as defined below) performance results are based upon a hypothetical investment in their respective constituent securities.

Benchmark Indexes returns do not represent Fund returns. An investor cannot invest directly in an index. The Benchmark Indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Performance is shown for both the ICE BofAML US Treasury Bill Index and the Bloomberg Barclays 1-3 Month Treasury Bill Index (collectively, the “Benchmark Indexes”). The Fund has elected to use the ICE BofAML US Treasury Bill Index to represent its broad-based index rather than the Bloomberg Barclays 1-3 Month Treasury Bill Index because the ICE BofAML US Treasury Bill Index more closely reflects the performance of the types of securities in which the Fund invests. Going forward, only performance for the ICE BofAML US Treasury Bill Index will be shown.

††	Fund and Benchmark Indexes returns are based on the inception date of the Predecessor Fund.

†††	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

5

Schedule of Investments

Invesco Ultra Short Duration ETF (GSY)

May 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds and Notes—34.0%
	Auto Manufacturers—0.7%
$6,552,000	General Motors Co. (3 mo. USD LIBOR + 0.80%)(a)	3.163%	08/07/2020	$6,583,146
1,500,000	General Motors Financial Co., Inc. (3 mo. USD LIBOR + 1.45%)(a)	3.819	05/09/2019	1,514,893

				8,098,039

	Banks—23.1%
9,360,000	Australia & New Zealand Banking Group Ltd. (Australia) (3 mo. USD LIBOR + 0.66%)(a)(b)	2.931	09/23/2019	9,421,186
4,737,000	Australia & New Zealand Banking Group Ltd. (Australia) (3 mo. USD LIBOR + 0.46%)(a)(b)	2.781	05/17/2021	4,739,806
8,850,000	Bank of America Corp., MTN (3 mo. USD LIBOR + 0.65%)(a)	2.958	10/01/2021	8,908,445
2,250,000	Bank of America Corp., Series G, MTN (3 mo. USD LIBOR + 0.66%)(a)	3.022	07/21/2021	2,263,720
7,250,000	Bank of Nova Scotia (The) (Canada) (3 mo. USD LIBOR + 0.66%)(a)	2.767	06/14/2019	7,289,414
9,250,000	BNZ International Funding Ltd./London (New Zealand) (3 mo. USD LIBOR + 0.70%)(a)(b)	3.031	02/21/2020	9,316,218
2,250,000	Capital One Financial Corp. (3 mo. USD LIBOR + 0.76%)(a)	3.115	05/12/2020	2,263,203
4,100,000	Capital One Financial Corp. (3 mo. USD LIBOR + 0.45%)(a)	2.809	10/30/2020	4,087,792
5,050,000	Capital One NA (3 mo. USD LIBOR + 0.77%)(a)	2.854	09/13/2019	5,079,918
2,000,000	Citibank NA (3 mo. USD LIBOR + 0.50%)(a)	2.571	06/12/2020	2,008,745
9,400,000	Citigroup, Inc. (3 mo. USD LIBOR + 0.79%)(a)	3.128	01/10/2020	9,459,158
10,000,000	Citizens Bank NA/Providence Ri (3 mo. USD LIBOR + 0.54%)(a)	2.861	03/02/2020	10,035,810
6,150,000	Commonwealth Bank of Australia, MTN (Australia) (3 mo. USD LIBOR + 0.40%)(a)(b)	2.578	09/18/2020	6,166,837
9,750,000	Credit Agricole SA/London, MTN (France) (3 mo. USD LIBOR + 0.97%)(a)(b)	3.041	06/10/2020	9,884,063
6,700,000	Danske Bank A/S (Denmark) (3 mo. USD LIBOR + 0.58%)(a)(b)	2.605	09/06/2019	6,728,890
7,500,000	Fifth Third Bank/Cincinnati Oh (3 mo. USD LIBOR + 0.59%)(a)	2.882	09/27/2019	7,532,226
1,700,000	Fifth Third Bank/Cincinnati Oh, MTN (3 mo. USD LIBOR + 0.91%)(a)	3.241	08/20/2018	1,701,754
8,000,000	Goldman Sachs Group, Inc. (The) (3 mo. USD LIBOR + 1.16%)(a)	3.522	04/23/2020	8,120,980
250,000	Goldman Sachs Group, Inc. (The) (3 mo. USD LIBOR + 1.20%)(a)	3.325	09/15/2020	254,300
8,485,000	Goldman Sachs Group, Inc. (The) (3 mo. USD LIBOR + 0.73%)(a)	3.022	12/27/2020	8,529,148
10,000,000	Huntington National Bank (The) (3 mo. USD LIBOR + 0.51%)(a)	2.581	03/10/2020	10,026,012
5,500,000	JPMorgan Chase & Co. (3 mo. USD LIBOR + 0.84%)(a)	3.088	03/22/2019	5,530,676
5,400,000	JPMorgan Chase & Co. (3 mo. USD LIBOR + 0.68%)(a)	2.980	06/01/2021	5,432,022
6,521,000	Lloyds Bank PLC (United Kingdom) (3 mo. USD LIBOR + 0.49%)(a)	2.853	05/07/2021	6,521,457
3,000,000	Macquarie Bank Ltd., MTN (Australia) (3 mo. USD LIBOR + 1.18%)(a)(b)	3.528	01/15/2019	3,017,359
3,342,000	Mitsubishi UFJ Financial Group, Inc. (Japan) (3 mo. USD LIBOR + 1.88%)(a)	4.180	03/01/2021	3,469,627
6,850,000	Mizuho Financial Group, Inc. (Japan) (3 mo. USD LIBOR + 1.14%)(a)	3.229	09/13/2021	6,978,743
2,900,000	Morgan Stanley, Series 3NC2 (3 mo. USD LIBOR + 0.80%)(a)	3.155	02/14/2020	2,910,622
6,500,000	Morgan Stanley, Series G, MTN (3 mo. USD LIBOR + 1.38%)(a)	3.733	02/01/2019	6,552,685
1,250,000	Morgan Stanley, Series G, MTN (3 mo. USD LIBOR + 0.55%)(a)	2.903	02/10/2021	1,253,684
5,000,000	National Australia Bank Ltd., MTN (Australia) (3 mo. USD LIBOR + 0.78%)(a)(b)	3.128	01/14/2019	5,020,275
5,000,000	National Bank of Canada (Canada) (3 mo. USD LIBOR + 0.84%)(a)	2.947	12/14/2018	5,020,617
3,000,000	Nordea Bank AB (Sweden) (3 mo. USD LIBOR + 0.47%)(a)(b)	2.789	05/29/2020	3,010,814
9,000,000	Nordea Bank AB, MTN (Sweden) (3 mo. USD LIBOR + 0.62%)(a)(b)	2.922	09/30/2019	9,054,209
5,000,000	Royal Bank of Canada, MTN (Canada) (3 mo. USD LIBOR + 0.24%)(a)	2.602	10/26/2020	4,994,109
10,000,000	Royal Bank of Canada, Series G, MTN (Canada) (3 mo. USD LIBOR + 0.39%)(a)	2.749	04/30/2021	10,018,150
6,100,000	Santander UK PLC (United Kingdom) (3 mo. USD LIBOR + 1.48%)(a)	3.587	03/14/2019	6,163,128
6,772,000	Standard Chartered PLC, MTN (United Kingdom) (3 mo. USD LIBOR + 1.13%)(a)(b)	3.461	08/19/2019	6,834,980
5,000,000	Sumitomo Mitsui Banking Corp. (Japan) (3 mo. USD LIBOR + 0.67%)(a)	3.025	10/19/2018	5,012,216
1,000,000	Sumitomo Mitsui Financial Group, Inc. (Japan) (3 mo. USD LIBOR + 1.68%)(a)	3.737	03/09/2021	1,032,225
2,300,000	Sumitomo Mitsui Financial Group, Inc. (Japan) (3 mo. USD LIBOR + 1.14%)(a)	3.495	10/19/2021	2,342,264
2,300,000	Sumitomo Mitsui Trust Bank Ltd. (Japan) (3 mo. USD LIBOR + 0.44%)(a)(b)	2.618	09/19/2019	2,306,476
9,200,000	Sumitomo Mitsui Trust Bank Ltd. (Japan) (3 mo. USD LIBOR + 0.91%)(a)(b)	3.265	10/18/2019	9,275,290
8,550,000	UBS Group Funding Switzerland AG (Switzerland) (3 mo. USD LIBOR + 1.78%)(a)(b)	4.128	04/14/2021	8,841,542
2,500,000	United Overseas Bank Ltd., MTN (Singapore) (3 mo. USD LIBOR + 0.48%)(a)(b)	2.842	04/23/2021	2,508,587
7,000,000	Wells Fargo Bank NA (3 mo. USD LIBOR + 0.60%)(a)	2.930	05/24/2019	7,033,642
6,000,000	Westpac Banking Corp. (Australia) (3 mo. USD LIBOR + 0.71%)(a)	3.065	05/13/2019	6,035,616

				269,988,640

	Diversified Financial Services—0.6%
5,000,000	American Express Co. (3 mo. USD LIBOR + 0.53%)(a)	2.846	05/17/2021	5,017,872
1,450,000	Synchrony Financial (3 mo. USD LIBOR + 1.23%)(a)	3.584	02/03/2020	1,466,596

				6,484,468

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6

Invesco Ultra Short Duration ETF (GSY) (continued)

May 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds and Notes (continued)
	Food—1.4%
$8,100,000	General Mills, Inc. (3 mo. USD LIBOR + 0.54%)(a)	2.893%	04/16/2021	$8,119,379
8,350,000	Kraft Heinz Foods Co. (3 mo. USD LIBOR + 0.57%)(a)	2.923	02/10/2021	8,369,310

				16,488,689

	Healthcare-Products—0.4%
4,450,000	Zimmer Biomet Holdings, Inc. (3 mo. USD LIBOR + 0.75%)(a)	2.928	03/19/2021	4,461,276

	Insurance—0.3%
3,050,000	Assurant, Inc. (3 mo. USD LIBOR + 1.25%)(a)	3.542	03/26/2021	3,058,793

	Media—1.0%
11,650,000	Discovery Communications LLC (3 mo. USD LIBOR + 0.71%)(a)	2.912	09/20/2019	11,709,161

	Oil & Gas—0.9%
5,900,000	EQT Corp. (3 mo. USD LIBOR + 0.77%)(a)	3.078	10/01/2020	5,910,864
3,050,000	Phillips 66 (3 mo. USD LIBOR + 0.65%)(a)(b)	2.998	04/15/2019	3,051,732
1,900,000	Phillips 66 (3 mo. USD LIBOR + 0.60%)(a)	2.919	02/26/2021	1,903,963

				10,866,559

	Packaging & Containers—0.2%
2,800,000	Reynolds Group Holdings, Inc. (3 mo. USD LIBOR + 3.50%)(a)(b)	5.848	07/15/2021	2,839,760

	Pharmaceuticals—2.3%
2,600,000	Allergan Funding SCS (3 mo. USD LIBOR + 1.26%)(a)	3.326	03/12/2020	2,628,378
3,450,000	CVS Health Corp. (3 mo. USD LIBOR + 0.63%)(a)	2.687	03/09/2020	3,466,455
3,250,000	CVS Health Corp. (3 mo. USD LIBOR + 0.72%)(a)	2.777	03/09/2021	3,272,528
10,700,000	Express Scripts Holding Co. (3 mo. USD LIBOR + 0.75%)(a)	3.068	11/30/2020	10,709,138
6,757,000	GlaxoSmithKline Capital PLC (United Kingdom) (3 mo. USD LIBOR + 0.35%)(a)	2.693	05/14/2021	6,774,485

				26,850,984

	REIT—0.5%
5,350,000	AvalonBay Communities, Inc., MTN (3 mo. USD LIBOR + 0.43%)(a)	2.778	01/15/2021	5,350,992

	Telecommunications—2.6%
9,500,000	AT&T, Inc. (3 mo. USD LIBOR + 0.93%)(a)	3.232	06/30/2020	9,603,278
3,727,000	AT&T, Inc. (3 mo. USD LIBOR + 0.95%)(a)	3.298	07/15/2021	3,784,953
9,500,000	Deutsche Telekom International Finance BV (Germany) (3 mo. USD LIBOR + 0.58%)(a)(b)	2.933	01/17/2020	9,556,221
7,950,000	Verizon Communications, Inc. (3 mo. USD LIBOR + 0.55%)(a)	2.879	05/22/2020	7,996,126

				30,940,578

	Total Corporate Bonds and Notes (Cost $395,521,691)			397,137,939

	Asset-Backed Securities—13.3%
1,800,000	ABPCI Direct Lending Fund CLO I LLC, Class A1, Series 2017-1A (Cayman Islands) (3 mo. USD LIBOR + 1.78%)(a)(b)	4.139	07/20/2029	1,802,783
741,861	Accredited Mortgage Loan Trust, Class A3, Series 2007-1 (1 mo. USD LIBOR + 0.13%)(a)	2.090	02/25/2037	740,718
2,000,000	ACIS CLO Ltd., Class A1, Series 2015-6A (Cayman Islands) (3 mo. USD LIBOR + 1.59%)(a)(b)	3.948	05/01/2027	2,005,085
2,000,000	AMMC CLO Ltd., Class A2R, Series 2016-15A (Cayman Islands) (3 mo. USD LIBOR + 1.35%)(a)(b)	3.407	12/09/2026	2,007,359
7,000,000	Avery Point V CLO Ltd., Class AR, Series 2017-5A (Cayman Islands) (3 mo. USD LIBOR + 0.98%)(a)(b)	3.333	07/17/2026	7,014,274
473,111	Bayview Opportunity Master Fund IVb Trust, Class A1, Series 2017-RPL1(b)	3.105	07/28/2032	471,507
2,441,712	Bear Stearns Asset Backed Securities I Trust, Class 2A, Series 2006-HE9 (1 mo. USD LIBOR + 0.14%)(a)	2.100	11/25/2036	2,380,756
2,000,000	BSPRT Issuer Ltd., Class A, Series 2017-FL1 (Cayman Islands) (1 mo. USD LIBOR + 1.35%)(a)(b)	3.269	06/15/2027	2,003,800
2,000,000	Cerberus Loan Funding XVI LP, Class A2, Series 2016-2A (Cayman Islands) (3 mo. USD LIBOR + 2.35%)(a)(b)	4.698	11/15/2027	2,035,534
7,000,000	CIFC Funding Ltd., Class AR, Series 2017-3A (Cayman Islands) (3 mo. USD LIBOR + 0.95%)(a)(b)	3.312	07/22/2026	7,001,753
2,506,900	CIT Mortgage Loan Trust, Class 1A, Series 2007-1 (1 mo. USD LIBOR + 1.35%)(a)(b)	3.310	10/25/2037	2,535,097
583,410	Countrywide Asset-Backed Certificates, Class M1, Series 2004-SD2 (1 mo. USD LIBOR + 0.62%)(a)(b)	2.580	06/25/2033	579,869
2,396,121	Countrywide Asset-Backed Certificates, Class 1A1, Series 2006-6 (1 mo. USD LIBOR + 0.17%)(a)	2.130	09/25/2036	2,355,131

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7

Invesco Ultra Short Duration ETF (GSY) (continued)

May 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Asset-Backed Securities (continued)
$2,000,000	Crown Point CLO III Ltd., Class A2R, Series 2017-3A (Cayman Islands) (3 mo. USD LIBOR + 1.45%)(a)(b)	3.798%	12/31/2027	$1,985,000
2,939,967	CWABS, Inc. Asset-Backed Certificates Trust, Class M1, Series 2004-4 (1 mo. USD LIBOR + 0.72%)(a)	2.680	07/25/2034	2,962,095
2,000,000	Eaton Vance CLO Ltd., Class BR, Series 2017-1A (Cayman Islands) (3 mo. USD LIBOR + 1.60%)(a)(b)	3.948	07/15/2026	2,005,279
2,000,000	Fortress Credit Opportunities IX CLO Ltd., Class A1T, Series 2017-9A (Cayman Islands) (3 mo. USD LIBOR + 1.55%)(a)(b)	3.893	11/15/2029	2,001,792
1,000,000	Fortress Credit Opportunities VI CLO Ltd., Class A1T, Series 2015-6A (Cayman Islands) (3 mo. USD LIBOR + 1.90%)(a)(b)	3.971	10/10/2026	1,002,447
1,500,000	Fortress Credit Opportunities VII CLO Ltd., Class A1T, Series 2016-7A (Cayman Islands) (3 mo. USD LIBOR + 2.05%)(a)(b)	4.175	12/15/2028	1,506,619
3,000,000	FS Senior Funding Ltd., Class AT, Series 2015-1A (Cayman Islands) (3 mo. USD LIBOR + 1.80%)(a)(b)	4.142	05/28/2025	2,999,391
1,500,000	GoldenTree Credit Opportunities Financing Ltd., Class B2, Series 2012-1A (Cayman Islands) (3 mo. USD LIBOR + 4.25%)(a)(b)	6.375	06/15/2028	1,504,714
1,104,700	GoldenTree Loan Opportunities VII Ltd., Class A, Series 2013-7A (Cayman Islands) (3 mo. USD LIBOR + 1.15%)(a)(b)	3.510	04/25/2025	1,105,579
1,000,000	Golub Capital BDC CLO LLC, Class BR, Series 2018-1A (3 mo. USD LIBOR + 1.40%)(a)(b)	3.760	04/25/2026	1,001,539
3,000,000	Golub Capital Partners CLO Ltd., Class A, Series 2016-33A (Cayman Islands) (3 mo. USD LIBOR + 2.48%)(a)(b)	4.811	11/21/2028	3,006,392
4,800,000	Golub Capital Partners CLO Ltd., Class A1R, Series 2017-16A (Cayman Islands) (3 mo. USD LIBOR + 1.70%)(a)(b)	4.060	07/25/2029	4,809,968
5,000,000	Golub Capital Partners CLO Ltd., Class A, Series 2018-36A (Cayman Islands) (3 mo. USD LIBOR + 1.30%)(a)(b)	3.389	02/05/2031	5,000,629
1,440,891	GSAMP Trust, Class M1, Series 2005-HE6 (1 mo. USD LIBOR + 0.44%)(a)	2.400	11/25/2035	1,448,177
1,000,000	Halcyon Loan Advisors Funding Ltd., Class B, Series 2012-1A (Cayman Islands) (3 mo. USD LIBOR + 3.00%)(a)(b)	5.343	08/15/2023	1,003,078
2,500,000	HSI Asset Securitization Corp. Trust, Class M2, Series 2006-OPT2 (1 mo. USD LIBOR + 0.39%)(a)	2.350	01/25/2036	2,476,932
5,500,000	Hunt CRE Ltd., Class A, Series 2017-FL1 (Cayman Islands) (1 mo. USD LIBOR + 1.00%)(a)(b)	2.919	08/15/2034	5,506,850
2,000,000	KKR CLO Ltd., Class A1A, Series 2016-15 (Cayman Islands) (3 mo. USD LIBOR + 1.56%)(a)(b)	3.915	10/18/2028	2,006,058
2,000,000	KKR CLO Ltd., Class A, Series 2018-21 (Cayman Islands) (3 mo. USD LIBOR + 1.00%)(a)(b)	3.345	04/15/2031	1,999,836
2,000,000	KVK CLO Ltd., Class BR, Series 2017-2A (Cayman Islands) (3 mo. USD LIBOR + 1.75%)(a)(b)	4.098	01/15/2026	2,001,985
4,000,000	KVK CLO Ltd., Class BR, Series 2017-2A (Cayman Islands) (3 mo. USD LIBOR + 1.65%)(a)(b)	3.998	07/15/2026	4,005,322
2,000,000	Mountain Hawk I CLO Ltd., Class B1, Series 2013-1A (Cayman Islands) (3 mo. USD LIBOR + 2.18%)(a)(b)	4.539	01/20/2024	2,002,989
3,479,000	Nationstar Home Equity Loan Trust, Class 1AV1, Series 2007-B (1 mo. USD LIBOR + 0.22%)(a)	2.180	04/25/2037	3,434,673
2,500,000	Newstar Commercial Loan Funding LLC, Class BN, Series 2017-1A (3 mo. USD LIBOR + 2.50%)(a)(b)	4.702	03/20/2027	2,511,236
10,000,000	NextGear Floorplan Master Owner Trust, Class A1, Series 2017-1A (1 mo. USD LIBOR + 0.85%)(a)(b)	2.769	04/18/2022	10,060,258
3,000,000	Northwoods Capital XIV Ltd., Class AR, Series 2017-14A (Cayman Islands) (3 mo. USD LIBOR + 1.30%)(a)(b)	3.655	11/12/2025	3,005,266
7,500,000	NXT Capital CLO LLC, Class A, Series 2017-1A (3 mo. USD LIBOR + 1.70%)(a)(b)	4.059	04/20/2029	7,538,185
2,000,000	OZLM Funding II Ltd., Class BR, Series 2016-2A (Cayman Islands) (3 mo. USD LIBOR + 2.75%)(a)(b)	5.109	10/30/2027	2,005,844
2,830,000	OZLM IX Ltd., Class A1R, Series 2017-9A (Cayman Islands) (3 mo. USD LIBOR + 1.22%)(a)(b)	3.579	01/20/2027	2,834,462
3,000,000	OZLM VIII Ltd., Class A1AR, Series 2017-8A (Cayman Islands) (3 mo. USD LIBOR + 1.13%)(a)(b)	3.483	10/17/2026	3,001,964
5,408,984	Raspro Trust, Class B, Series 2005-1A (LIBOR03M + 0.63%)(a)(b)	2.984	03/23/2024	5,300,804
2,000,000	Recette CLO Ltd., Class BR, Series 2017-1A (Cayman Islands) (3 mo. USD LIBOR + 1.30%)(a)(b)	3.659	10/20/2027	2,000,073
2,500,000	Sudbury Mill CLO Ltd., Class B1R, Series 2017-1A (Cayman Islands) (3 mo. USD LIBOR + 1.65%)(a)(b)	4.003	01/17/2026	2,503,377
11,000,000	Ticp CLO II-2 Ltd., Class A1, Series 2018-IIA (Cayman Islands) (3 mo. USD LIBOR + 0.84%)(a)(b)	3.743	04/20/2028	10,999,366
5,500,000	Venture XII CLO Ltd., Class ARR, Series 2018-12A (Cayman Islands) (3 mo. USD LIBOR + 0.80%)(a)(b)	2.784	02/28/2026	5,502,181
1,500,000	Venture XVI CLO Ltd., Class ARR, Series 2018-16A (Cayman Islands) (3 mo. USD LIBOR + 0.85%)(a)(b)	3.198	01/15/2028	1,501,922
2,750,000	Vibrant CLO II Ltd., Class A2AR, Series 2017-2A (Cayman Islands) (3 mo. USD LIBOR + 1.45%)(a)(b)	3.809	07/24/2024	2,751,779
360,174	Volt LIV LLC, Class A1, Series 2017-NPL1(b)	3.500	02/25/2047	360,821
3,600,000	Woodmont Trust, Class A, Series 2017-2A (3 mo. USD LIBOR + 1.80%)(a)(b)	4.155	07/18/2028	3,630,633

	Total Asset-Backed Securities (Cost $154,309,230)			155,219,181

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8

Invesco Ultra Short Duration ETF (GSY) (continued)

May 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Commercial Mortgage-Backed Securities—2.6%
$3,000,000	CLNS Trust, Class A, Series 2017-IKPR (1 mo. USD LIBOR + 0.80%)(a)(b)	2.729%	06/11/2032	$3,003,769
12,200,000	GS Mortgage Securities Corp. Trust, Class A, Series 2017-STAY (1 mo. USD LIBOR + 0.85%)(a)(b)	2.769	07/15/2032	12,242,822
7,000,000	Ladder Capital Commercial Mortgage Trust, Class A, Series 2017-FL1 (1 mo. USD LIBOR + 0.88%)(a)(b)	2.819	09/15/2034	7,001,818
2,000,000	PFP Ltd., Class B, Series 2017-3 (Cayman Islands) (1 mo. USD LIBOR + 1.75%)(a)(b)	3.669	01/14/2035	2,006,215
3,793,272	Resource Capital Corp. Ltd., Class A, Series 2017-CRE5 (Cayman Islands) (1 mo. USD LIBOR + 0.80%)(a)(b)	2.739	07/15/2034	3,794,291
2,000,000	TPG Real Estate Finance Issuer Ltd., Class A, Series 2018-FL1 (Cayman Islands) (1 mo. USD LIBOR + 0.75%)(a)(b)	2.689	02/15/2035	2,002,072

	Total Commercial Mortgage-Backed Securities (Cost $30,014,915)			30,050,987

	Collateralized Mortgage Obligations—0.7%
302,066	CSMC, Class 27A1, Series 2014-2R (1 mo. USD LIBOR + 0.20%)(a)(b)	2.097	02/27/2046	287,596
6,300,000	FirstKey Master Funding Ltd., Class A6, Series 2017-R1 (Cayman Islands) (1 mo. USD LIBOR + 0.22%)(a)(b)	2.129	11/03/2041	6,201,090
1,567,539	New Residential Mortgage Loan Trust, Class A1, Series 2017-5A (1 mo. USD LIBOR + 1.50%)(a)(b)	3.460	06/25/2057	1,615,543

	Total Collateralized Mortgage Obligations (Cost $7,994,496)			8,104,229

	Variable Rate Senior Loan Interests—0.5%(c)(d)
	Commercial Services—0.2%
2,133,378	Fly Funding II Sarl, Term Loan B (3 mo. USD LIBOR + 2.00%)	4.370	02/09/2023	2,135,714

	Retail—0.1%
1,130,395	Smart & Final Store LLC, Term Loan B (3 mo. USD LIBOR + 3.50%)	5.377	11/15/2022	1,107,317

	Software—0.2%
2,484,625	First Data Corp., Term Loan (1 mo. USD LIBOR + 2.00%)	4.215	04/26/2024	2,486,178

	Total Variable Rate Senior Loan Interests (Cost $5,713,091)			5,729,209

	Commercial Paper—48.7%(e)
25,000,000	Arrow Electronics, Inc.	2.600	06/21/2018	24,965,044
17,000,000	AutoNation, Inc.	2.350	06/01/2018	16,998,916
20,000,000	Aviation Capital Group LLC	2.240	06/13/2018	19,985,303
7,000,000	Boston Scientific Corp.	2.360	06/06/2018	6,997,445
5,000,000	Boston Scientific Corp.	2.350	06/14/2018	4,995,664
4,000,000	Boston Scientific Corp.	2.360	06/14/2018	3,996,531
5,000,000	Boston Scientific Corp.	2.300	06/15/2018	4,995,344
11,500,000	Boston Scientific Corp.	2.560	08/20/2018	11,434,329
12,000,000	Canadian Natural Resources Ltd.	2.300	06/14/2018	11,989,547
15,000,000	Catholic Health Initiatives	2.900	08/20/2018	14,926,965
17,780,000	Celgene Corp.	2.200	06/18/2018	17,759,989
16,200,000	Cigna Corp.	2.700	07/17/2018	16,152,835
4,500,000	Duke Energy Corp.	2.060	06/08/2018	4,497,800
15,000,000	Duke Energy Corp.	2.170	06/26/2018	14,975,148
17,000,000	Electricite de France SA	2.350	06/06/2018	16,993,795
2,500,000	Enable Midstream Partners LP	2.600	06/25/2018	2,495,802
3,000,000	Enable Midstream Partners LP	2.620	07/30/2018	2,987,025
10,000,000	Enbridge Energy Partners LP	2.830	06/15/2018	9,990,687
4,788,000	Enbridge Energy Partners LP	2.830	06/20/2018	4,781,983
5,000,000	Enbridge Energy Partners LP	2.830	06/21/2018	4,993,388
20,000,000	Energy Transfer LP	2.650	06/05/2018	19,993,569
15,000,000	Eni Finance USA, Inc.	2.510	08/03/2018	14,938,187
7,000,000	Entergy Corp.	2.300	07/02/2018	6,985,739
7,000,000	Entergy Corp.	2.600	07/27/2018	6,972,735
10,000,000	Ford Motor Credit Co. LLC	3.020	04/08/2019	9,756,813

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9

Invesco Ultra Short Duration ETF (GSY) (continued)

May 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Commercial Paper (continued)
$5,000,000	Ford Motor Credit Co. LLC	3.020%	04/12/2019	$4,875,926
15,000,000	Glencore Funding LLC	2.350	06/04/2018	14,996,662
8,200,000	Hannover Funding Co. LLC	2.350	06/08/2018	8,196,279
10,700,000	Hannover Funding Co. LLC	2.390	06/18/2018	10,688,653
7,000,000	Harris Corp.	2.400	06/18/2018	6,992,086
20,000,000	Hawaiian Electric Co., Inc.	2.600	06/05/2018	19,993,847
13,000,000	Humana, Inc.	2.650	06/18/2018	12,985,303
18,450,000	Interpublic Group of Cos., Inc. (The)	2.270	06/14/2018	18,434,000
21,000,000	Kinder Morgan, Inc.	2.450	06/05/2018	20,993,248
15,000,000	McDonald’s Corp.	2.200	06/25/2018	14,976,229
20,000,000	McKesson Corp.	2.140	06/14/2018	19,982,656
20,000,000	Newell Brands, Inc.	2.350	06/01/2018	19,998,725
15,000,000	Rockwell Collins, Inc.	2.210	06/08/2018	14,992,667
17,000,000	Rogers Communications, Inc.	2.200	06/07/2018	16,992,744
3,225,000	Schlumberger Holdings Corp.	2.130	06/20/2018	3,221,252
11,000,000	Sempra Global	2.320	06/08/2018	10,994,622
9,000,000	Sempra Global	2.320	07/18/2018	8,971,020
18,000,000	Sherwin-Williams Co. (The)	2.400	06/28/2018	17,973,624
9,000,000	Southern Co. Gas Capital Corp.	2.200	06/05/2018	8,997,269
7,000,000	Southern Co. Gas Capital Corp.	2.230	06/14/2018	6,993,929
15,000,000	VW Credit, Inc.	2.300	06/15/2018	14,986,031
10,000,000	WGL Holdings, Inc.	2.460	07/18/2018	9,970,200
5,000,000	WGL Holdings, Inc.	2.450	07/26/2018	4,982,306

	Total Commercial Paper (Cost $567,689,616)			567,749,861

	Total Investments in Securities (Cost $1,161,243,039)—99.8%			1,163,991,406
	Other assets less liabilities—0.2%			2,473,306

	Net Assets—100.0%			$1,166,464,712

Investment Abbreviations:

LIBOR—London Interbank Offered Rate

MTN—Medium-Term Note

REIT—Real Estate Investment Trust

USD—U.S. Dollar

Notes to Schedule of Investments:

(a)	Variable rate coupon. Stated interest rate was in effect at May 31, 2018.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at May 31, 2018 was $289,150,160, which represented 24.79% of the Fund’s Net Assets.
(c)	Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.
(d)	Variable rate senior loan interests are, at present, not readily marketable, not registered under the 1933 Act and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.
(e)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10

Statement of Assets and Liabilities

May 31, 2018

Invesco Ultra Short Duration ETF (GSY)
Assets:
Investments in securities, at value	$1,163,991,406
Cash	5,002,739
Receivables:
Investments sold	24,742,264
Dividends and interest	2,204,788
Shares sold	1,416

Total Assets	1,195,942,613

Liabilities:
Payables:
Investments purchased	28,983,597
Accrued advisory fees	141,519
Accrued trustees’ and officer’s fees	2,845
Accrued expenses	349,940

Total Liabilities	29,477,901

Net Assets	$1,166,464,712

Net Assets Consist of:
Shares of beneficial interest	$1,161,668,571
Undistributed net investment income	1,912,019
Undistributed net realized gain	135,755
Net unrealized appreciation	2,748,367

Net Assets	$1,166,464,712

Shares outstanding (unlimited amount authorized, $0.01 par value)	23,200,000
Net asset value	$50.28

Market price	$50.29

Investments in securities, at cost	$1,161,243,039

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11

Statement of Operations

For the year ended May 31, 2018

Invesco Ultra Short Duration ETF (GSY)
Investment Income:
Interest income, net of foreign taxes withheld*	$22,259,812
Dividend income	178,573
Securities lending income	4,869

Total Income	22,443,254

Expenses:
Advisory fees	2,233,867
Custodian & transfer agent fees	248,068
Line of credit fee	172,450
Accounting & administration fees	171,435
Professional fees	130,697
Printing fees	68,361
Trustees’ and officer’s fees	35,354
Intraday valuation fees	20,551
Listing fee and expenses	7,399
Insurance	5,841
Other expenses	12,152

Total Expenses	3,106,175

Less: Waivers	(90,345)

Net Expenses	3,015,830

Net Investment Income	19,427,424

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investment securities	13,337,772
Forward foreign currency contracts	(10,618,686)
Foreign currency translations	101,139

Net realized gain	2,820,225

Change in net unrealized appreciation (depreciation) on:
Investment securities	(2,801,889)
Forward foreign currency contracts	2,902,946
Foreign currency translations	(132)

Net change in unrealized appreciation	100,925

Net realized and unrealized gain	2,921,150

Net increase in net assets resulting from operations	$22,348,574

*Foreign taxes withheld	$4,430

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12

Statement of Changes in Net Assets

For the years ended May 31, 2018 and 2017

	Invesco Ultra Short Duration ETF (GSY)
	2018	2017
Operations:
Net investment income	$19,427,424	$12,910,998
Net realized gain	2,820,225	2,097,345
Net change in unrealized appreciation	100,925	2,395,079

Net increase in net assets resulting from operations	22,348,574	17,403,422

Distributions to Shareholders from:
Net investment income	(22,054,804)	(12,249,300)

Shareholder Transactions:
Proceeds from shares sold	391,813,223	481,151,350
Value of shares repurchased	(301,733,842)	(125,322,426)

Net increase in net assets resulting from shares transactions	90,079,381	355,828,924

Increase in Net Assets	90,373,151	360,983,046

Net Assets:
Beginning of year	1,076,091,561	715,108,515

End of year	$1,166,464,712	$1,076,091,561

Undistributed net investment income at end of year	$1,912,019	$2,676,905

Changes in Shares Outstanding:
Shares sold	7,800,000	9,600,000
Shares repurchased	(6,000,000)	(2,500,000)
Shares outstanding, beginning of year	21,400,000	14,300,000

Shares outstanding, end of year	23,200,000	21,400,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13

Financial Highlights

Invesco Ultra Short Duration ETF (GSY)

	Year Ended May 31,
	2018	2017	2016	2015	2014
Per Share Data:
Net asset value, beginning of year	$50.28	$50.01	$50.10	$50.30	$50.21
Income from investment operations:
Net investment income(a)	0.87	0.70	0.60	0.63	0.54
Net gain (loss) on investments (realized and unrealized)	0.14	0.24	(0.11)	(0.12)	0.06
Total from investment operations	1.01	0.94	0.49	0.51	0.60
Less distributions from:
Net investment income	(1.01)	(0.67)	(0.58)	(0.71)	(0.49)
Capital gains	—	—	—	—	(0.02)
Total distributions to shareholders	(1.01)	(0.67)	(0.58)	(0.71)	(0.51)
Net asset value, end of year	$50.28	$50.28	$50.01	$50.10	$50.30
Market price, end of year	$50.29 (b)	$50.29	$50.03	$50.11	$50.27
Net Asset Value Total Return(c)	2.02%	1.90%	0.98%	1.01%	1.22%
Market Price Total Return(c)	2.02%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$1,166,465	$1,076,092	$715,109	$440,913	$709,258
Ratio to average net assets of:
Expenses, after Waivers	0.27%	0.27%	0.28%	0.25%	0.27%
Expenses, prior to Waivers	0.28%	0.28%	0.28%	0.25%	0.29%
Net investment income, after Waivers	1.74%	1.40%	1.21%	1.25%	1.09%
Portfolio turnover rate(d)	56%	52%	25%	44%	30%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14

Notes to Financial Statements

Invesco Actively Managed Exchange-Traded Fund Trust

May 31, 2018

Note 1. Organization

Invesco Actively Managed Exchange-Traded Fund Trust (the “Trust”), formerly PowerShares Actively Managed Exchange-Traded Fund Trust, was organized as a Delaware statutory trust on November 6, 2007 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolio:

Full Name	Predecessor Fund (as defined below)	Short Name
Invesco Ultra Short Duration ETF	Guggenheim Ultra Short Duration ETF	“Ultra Short Duration ETF”

Effective June 4, 2018, the Fund’s name changed as part of an overall rebranding strategy whereby the PowerShares name was changed to the Invesco brand. This resulted in all references to the PowerShares name being changed to Invesco.

The portfolio (the “Fund”) represents a separate series of the Trust. The shares of the Fund are referred to herein as “Shares” or “Fund’s Shares.” The Fund’s Shares are listed and traded on NYSE Arca, Inc.

The Fund acquired all or substantially all of the assets and all of the stated liabilities included in the financial statements of the corresponding fund of the Claymore Exchange-Traded Fund Trust (the “Predecessor Fund”) after the close of business on April 6, 2018 (the “Reorganization”). The Fund adopted the performance and financial information of the Predecessor Fund. Information presented prior to the close of business on April 6, 2018 is that of the Predecessor Fund.

The market price of a Share may differ to some degree from the Fund’s net asset value (“NAV”). Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities and/or cash. Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Fund.

The investment objective of the Fund is to seek maximum current income, consistent with preservation of capital and daily liquidity.

Note 2. Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in preparation of its financial statements.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services—Investment Companies.

A. Security Valuation

Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter (“OTC”) market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions

15

of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the “Adviser”), formerly Invesco PowerShares Capital Management LLC, determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts (“ADRs”) and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Other Risks

Active Management Risk. The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, which may cause the Fund to fail to meet its investment objective or to underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active trading that can accompany active management, also called “high turnover,” may have a negative impact on performance. Active trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Fund. Active trading may also result in adverse tax consequences.

Asset Class Risk. The securities in the Fund’s portfolio may underperform the returns of other securities or indices that track other industries, markets, asset classes or sectors.

Authorized Participant Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs on an agency basis (i.e., on behalf of other market participants). Such market makers have no obligation to submit creation or redemption orders; consequently, there is no assurance that market makers will establish or maintain an active trading market for the Shares. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, the Fund’s Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting.

Currency Risk. Indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, which would cause a decline in the U.S. value of the holdings of the Fund. Currency rates in foreign countries

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may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political, economic and tax developments in the U.S. or abroad. The Fund’s foreign currency hedging transactions and techniques may not be effective and, in certain cases, may adversely affect the Fund. In addition, the Fund’s ability to engage in these transactions and techniques may be limited under certain circumstances.

Non-Diversification Risk. The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer’s securities could cause greater fluctuations in the value of the Shares than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Issuer-Specific Changes Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Regulatory and Legal Risk. U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators regularly pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund. These may impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.

Cash Transaction Risk. Unlike most exchange-traded funds (“ETFs”), the Fund currently effects creations and redemptions principally for cash, rather than primarily in-kind, because of the nature of the Fund’s investments. As such, investments in the Fund’s Shares may be less tax efficient than investments in conventional ETFs.

Foreign Securities Risk. The Fund may invest in U.S. and non-U.S. dollar-denominated bonds of foreign corporations, governments, agencies and supranational agencies. Foreign securities carry unique or additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity and more volatility, limited legal recourse and higher transactional costs. Because foreign exchanges may be open on days when the Fund does not price its Shares, the value of the non-U.S. securities in the Fund’s portfolio may change on days when you will not be able to purchase or sell your Shares. As a result, trading spreads and the resulting premium or discount on the shares may widen, and, therefore, increase the difference between the market price of the shares and the NAV of such shares. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact the Fund’s ability to invest in foreign securities or may prevent the Fund from repatriating its investments.

High Yield and Unrated Securities Risk. High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) may present additional risks because these securities may be less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, present more credit risk than investment grade bonds and subject to greater risk of default. The price of high yield securities tends to be subject to greater volatility due to issuer-specific operating results and outlook and to real or perceived adverse economic and competitive industry conditions.

Collateralized Loan Obligations and Collateralized Debt Obligations Risk. CLOs bear many of the same risks as other forms of ABS, including interest rate risk, credit risk and default risk. As they are backed by pools of loans, CLOs also bear similar risks to investing in loans directly. CLOs issue classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. The Fund’s investment in CLOs may decrease in market value when the CLO experiences loan defaults or credit impairment, the disappearance of a subordinate tranche, or market anticipation of defaults and investor aversion to CLO securities as a class.

CDOs are structured similarly to CLOs and bear the same risks as CLOs including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than loans including securities (such as other ABS), synthetic instruments or bonds and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. For example, CDOs that obtain their exposure through synthetic investments entail the risks associated with derivative instruments.

Investment in Investment Companies Risk. Investing in other investment companies, including ETFs and closed-end funds, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying investment companies’ expenses, which will reduce the Fund’s performance, and the purchase of shares of some investment companies (in the case of closed-end investment companies) may sometimes require the payment of substantial premiums above the value of such companies’ portfolio securities or NAVs. In addition, investments by the Fund in another ETF or closed-end fund are subject to, among other risks, the risk that the ETF’s or closed-end fund’s shares may trade at a discount or premium relative to the NAV of the shares and the listing exchange may halt trading of the ETF’s or closed-end fund’s shares.

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Mortgage- and Asset-Backed Securities Risk. The Fund may invest in mortgage- and asset-backed securities, which are subject to call (prepayment) risk, reinvestment risk and extension risk. In addition, these securities are susceptible to an unexpectedly high rate of defaults on the mortgages held by a mortgage pool, which may adversely affect their value. The risk of such defaults depends on the quality of the mortgages underlying such security, the credit quality of its issuer or guarantor, and the nature and structure of its credit support. For example, the risk of default is higher in the case of mortgage pools that include subprime mortgages, which are loans made to borrowers with weakened credit histories or with lower capacity to make timely mortgage payments.

U.S. Government Securities Risk. U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed-income and debt securities, particularly interest rate risk and credit risk.

Commercial Paper Risk. The value of the Fund’s investment in commercial paper, which is an unsecured promissory note that generally has a maturity date between one and 270 days and is issued by a U.S. or foreign entity, is susceptible to changes in the issuer’s financial condition or credit quality. Investments in commercial paper are usually discounted from their value at maturity. Commercial paper can be fixed-rate or variable rate and can be adversely affected by changes in interest rates.

Interest Rate Risk. Investments in fixed-income instruments are subject to the possibility that interest rates could rise sharply, causing the value of the Fund’s holdings and share price to decline. The risks associated with rising interest rates are heightened given the historically low interest rate environment as of reporting period end. Interest rates may continue to rise in the future, possibly suddenly and significantly, with unpredictable effects on the financial markets and the Fund’s investments. Fixed-income instruments with longer durations are subject to more volatility than those with shorter durations.

Liquidity and Valuation Risk. It may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price, or the price at which it has been valued by the Sub-Adviser for purposes of the Fund’s NAV, causing the Fund to be less liquid and unable to realize what the Sub-Adviser believes should be the price of the investment. Valuation of Fund investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. These risks may be heightened for fixed-income instruments because of the historically low interest rate environment as of reporting period end.

C. Country Determination

For the purposes of presentation in the Schedule of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D. Repurchase Agreements

The Fund may enter into repurchase agreements with financial institutions. In a repurchase agreement, the Fund buys a security and the seller simultaneously agrees to repurchase the security on a specified future date at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the Fund’s money is invested in the security. Because the security constitutes collateral for the repurchase obligation, a repurchase agreement can be considered a collateralized loan. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of the Fund’s net assets. The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

E. Foreign Currency Translations

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund.

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Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

F. Forward Foreign Currency Contracts

The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

G. Investment Transactions and Investment Income

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s NAV and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the Adviser.

H. Expenses

Expenses of the Trust that are directly identifiable to the Fund are applied to the Fund. Expenses of the Trust that are not readily identifiable to the Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Fund.

The Fund is responsible for all of its expenses, including the investment advisory fees, cost of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”), any Trustee who is not an affiliate of the Adviser or Distributor (or any of their affiliates) and who is otherwise an “interested person” of the Trust under the 1940 Act (an “Unaffiliated Trustee”) or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for the Independent Trustees and any Unaffiliated Trustee, acquired fund fees and expenses, if any, and extraordinary expenses.

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To the extent the Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

I. Dividends and Distributions to Shareholders

The Fund declares and pays dividends from net investment income, if any, to its shareholders monthly and records such dividends on ex-dividend date.

In addition, the Fund intends to distribute any capital gains to shareholders as capital gain dividends at least annually. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a tax return of capital at fiscal year-end.

J. Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

K. Accounting Estimates

The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of the Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Fund’s investments, managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services, and oversight of the Sub-Adviser (as defined below).

As compensation for its services, the Fund accrues daily and pays monthly to the Adviser an annual management fee equal to 0.20% of the Fund’s average daily net assets.

The Adviser has entered into a sub-advisory agreement with Invesco Advisers, Inc. (the “Sub-Adviser”). The sub-advisory fee is paid by the Adviser to the Sub-Adviser at the annual rate of 40% of the Adviser’s compensation of the sub-advised assets of the Fund.

Prior to the Reorganization, the Predecessor Fund was managed by Guggenheim Funds Investment Advisors LLC (“GFIA”) and the Predecessor Fund paid GFIA an investment advisory fee calculated at the same annualized rate as disclosed above for the Fund. GFIA had entered into a sub-advisory agreement with Guggenheim Partners Investment Management, LLC (“GPIM”). Pursuant to this sub-advisory agreement, GFIA paid GPIM on a monthly basis 50% of the net advisory fees GFIA received from the Fund.

Effective as of the Reorganization, the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, brokerage commissions and other trading expenses, offering costs, taxes, acquired fund fees and expenses, if any, taxes and extraordinary expenses) from exceeding 0.27% of the Fund’s average daily net assets per year (the “Expense Cap”), through at least December 31, 2020. Prior to the Reorganization, GFIA limited expenses for the Predecessor Fund to the same expense cap.

Additionally, through at least August 31, 2020, the Adviser has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). There is no guarantee that the Adviser will extend the waiver of these fees past that date.

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For the period after the close of business April 6, 2018 to May 31, 2018, the Adviser waived fees in the amount of $60,365. For the period June 1, 2017 to April 6, 2018, GFIA waived fees in the amount of $29,980.

The fees waived and/or expenses borne by the Adviser are subject to recapture by the Adviser up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser. Amounts waived by GFIA prior to the Reorganization are not subject to recapture.

The amounts available for potential recapture by the Adviser and the expiration schedule at May 31, 2018 are as follows:

	Total Potential Recapture Amounts	Potential Recapture Amounts Expiring
		5/31/19	5/31/20	5/31/21
Ultra Short Duration ETF	$60,365	$—	$—	$60,365

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for the Fund. The Distributor does not maintain a secondary market in the Shares. The Fund is not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser. Prior to the Reorganization, the Board of Trustees for the Predecessor Fund adopted a distribution and service plan pursuant to rule 12b-1 under the 1940 Act. No 12b-1 fees were paid by the Predecessor Fund under this plan.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for the Fund. Prior to the Reorganization, GFIA engaged external service providers to perform these services for the Predecessor Fund.

Note 4. Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. For the period June 1, 2017 to April 6, 2018, the Fund’s Predecessor Fund engaged in transactions with affiliates as listed below:

Securities Purchases	Securities Sales	Net Realized Gain/ (Loss)
$854,531	$—	$—

Note 5. Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of May 31, 2018 all of securities in the Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

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The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the fiscal year ended May 31, 2018, there were no transfers between valuation levels.

Note 6. Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which the Fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the Fiscal Year Ended May 31, 2018

The table below summarizes the Fund’s gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the year:

Location of Gain (Loss) on Statement of Operations
Currency Risk
Realized Gain (Loss):
Forward foreign currency contracts	$(10,618,686)
Change in Net Unrealized Appreciation:
Forward foreign currency contracts	2,902,946

Total	$(7,715,740)

The table below summarizes the average notional value of forward foreign currency contracts during the year.

Average Notional Value
Forward foreign currency contracts	$143,743,528

Note 7. Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholder Paid during the Fiscal Years ended May 31, 2018 and 2017:

	2018	2017
Ordinary Income	$22,054,804	$12,249,300

Tax Components of Net Assets at Fiscal Year-End:

Undistributed Ordinary Income	$1,912,019
Undistributed Long-Term Capital Gains	135,755
Net Unrealized Appreciation — Investments	2,748,367
Shares of Beneficial Interest	1,161,668,571

Total Net Assets	$1,166,464,712

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. The Fund did not have capital loss carryforwards as of May 31, 2018.

Note 8. Securities Lending

During the year ended May 31, 2018, the Fund participated in securities lending. The Fund loaned portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is generally invested in an affiliated money market fund and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the policy of the Fund to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the

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securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown on the Statement of Assets and Liabilities.

Note 9. Investment Transactions

For the fiscal year ended May 31, 2018, the cost of securities purchased and proceeds from sales of securities, (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any), were $364,504,573 and $299,313,331, respectively.

At May 31, 2018, the aggregate cost of investment, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

Aggregate unrealized appreciation of investment securities	$2,891,278
Aggregate unrealized (depreciation) of investment securities	(142,911)

Net unrealized appreciation of investment securities	$2,748,367

Cost of investments for tax purposes is $1,161,243,039

Note 10. Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of bond bifurcation and foreign currency transactions, amounts were reclassified between undistributed net investment income, undistributed net realized gain and shares of beneficial interest. These reclassifications had no effect on the net asset of the Fund. For the fiscal year ended May 31, 2018, the reclassifications were as follows:

Undistributed Net Investment Income	$1,862,494
Undistributed Net Realized Gain	(1,862,494)
Shares of Beneficial Interest	—

Note 11. Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Fund to pay remuneration to the Independent Trustees, any Unaffiliated Trustee, and an Officer of the Trust. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ Fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee or Unaffiliated Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of his compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco Funds. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Fund.

Note 12. Borrowing

The predecessor fund to Ultra Short Duration ETF (“Withdrawing Borrower”), was a party to a 364-day committed, $1,000,000,000 line of credit facility with a syndicate administered by Citibank, N.A, which was in place through October 6, 2017, at which time the line of credit was renewed with an increased commitment amount of $1,065,000,000. The Withdrawing Borrower was permitted to borrow up to the lesser of (1) $1,065,000,000 or (2) the limits set by the prospectus for borrowings. Fees related to borrowings, if any, varied under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1% or the federal funds rate plus 1/2 of 1%. The Withdrawing Borrower that participated in the line of credit paid upfront costs to renew the line of credit and a commitment fee of 0.15% on the amount of the commitment that had not been utilized. In case of borrowings from the line of credit, the Withdrawing Borrower paid the associated interest expenses. Effective April 16, 2018, the Withdrawing Borrower withdrew as borrower under the line of credit facility and all rights and obligations of the Withdrawing Borrower terminated.

Expenses under the line of credit facility are shown in the Statement of Operations as Line of Credit Fee. There were no outstanding borrowings under this agreement during the current fiscal period.

23

Note 13. Capital

Shares are issued and redeemed by the Fund only in Creation Units of 100,000 shares. Transactions are permitted in exchange from Deposit Securities, with a separate cash payment, which is balancing each component to equate the transaction to the NAV per Share of the Fund on the transaction date. However, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

To the extent that the Fund permits transactions in exchange for Deposit Securities, the Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement. Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Fund for creations and redemptions, which are treated as increases in capital.

Transactions in the Fund’s Shares are disclosed in detail in the Statement of Changes in Net Assets.

Note 14. Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee and Unaffiliated Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

Note 15. Significant Event

On April 19, 2018, the Board of Trustees of Invesco Actively Managed Exchange-Traded Fund Trust approved a change in fiscal year end for the Fund from May 31 to October 31, effective October 31, 2018.

24

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Actively Managed Exchange-Traded Fund Trust and Shareholders of Invesco Ultra Short Duration ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the fund listed in the table below (one of the funds constituting Invesco Actively Managed Exchange-Traded Fund Trust (formerly known as PowerShares Actively Managed Exchange-Traded Fund Trust), referred to hereafter as the “Fund”) as of May 31, 2018, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year ended May 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2018, the results of its operations, changes in its net assets and the financial highlights for the year ended May 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Formerly Known As	Predecessor Fund
Invesco Ultra Short Duration ETF	PowerShares Ultra Short Duration Portfolio	Guggenheim Ultra Short Duration ETF

The financial statements as of and for the year ended May 31, 2017 and the financial highlights for each of the periods ended on or prior to May 31, 2017 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated July 31, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, Illinois

July 26, 2018

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not determined the specific year we began serving as auditor.

25

Change in Independent Registered Public Accounting Firm

The Board of Trustees appointed, upon recommendation of the Audit Committee, PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the Funds current fiscal year. PwC serves as the independent registered public accounting firm for other Invesco ETFs.

Prior to April 6, 2018, the Predecessor Fund was a separate series of an unaffiliated investment company that was audited by a different independent registered public accounting firm (the “Prior Auditor”).

Effective April 9, 2018, the Prior Auditor resigned as the independent registered public accounting firm of the Predecessor Fund. The Prior Auditor’s report on the financial statements of the Predecessor Fund for the past two years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the Predecessor Fund’s two most recent fiscal years and through April 9, 2018, there were no (1) disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report; or (2) “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

26

Fees and Expenses

As a shareholder of the Invesco Ultra Short Duration ETF (the “Fund”), a series of the Invesco Actively Managed Exchange-Traded Fund Trust, you incur an advisory fee and other Fund expenses. A shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest (including interest expenses associated with the line of credit applicable to the Predecessor Funds), acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended May 31, 2018.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different fund. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value December 1, 2017	Ending Account Value May 31, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco Ultra Short Duration ETF (GSY)
Actual	$1,000.00	$1,010.70	0.27%	$1.35
Hypothetical (5% return before expenses)	$1,000.00	$1,023.59	0.27%	$1.36

(1)	Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended May 31, 2018. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 182/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

27

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for the fiscal year ended May 31, 2018:

Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
Qualified Interest Income*	71%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

28

Proxy Results

A Special Meeting (“Meeting”) of Shareholders of Guggenheim Ultra Short Duration ETF was held on Friday, March 16, 2018. The Meeting was held for the following purpose:

(1)	Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Guggenheim Ultra Short Duration ETF into the PowerShares Ultra Short Duration Portfolio (now known as the Invesco Ultra Short Duration ETF).

The results of the voting on the above matter were as follows:

Matter	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(1) Approve an Agreement and Plan of Reorganization.
Guggenheim Ultra Short Duration ETF	9,766,539	277,871	1,005,871	N/A

29

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

As of May 31, 2018

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Nominating and Governance Committee and Trustee	Chairman of the Nominating and Governance Committee and Trustee since 2008	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	206	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017-Present)

Todd J. Barre—1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	206	None

Marc M. Kole—1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee and Trustee since 2008	Senior Director of Finance, By The Hand Club for Kids (2015-Present); formerly: Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	206	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

30

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Yung Bong Lim—1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	206	None

Gary R. Wicker—1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).	206	None

Donald H. Wilson—1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2008	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (2016-Present); formerly, Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	206	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

31

Trustees and Officers (continued)

The Unaffiliated Trustee, his term of office and length of time served, his principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Unaffiliated Trustee and the other directorships, if any, held by the Unaffiliated Trustee are shown below.

Name, Address and Year of Birth of Unaffiliated Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Unaffiliated Trustee	Other Directorships Held by Unaffiliated Trustee During the Past 5 Years
Philip M. Nussbaum—1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2008	Chairman, Performance Trust Capital Partners (2004-Present).	206	None

*	This is the date the Unaffiliated Trustee began serving the Trust. The Unaffiliated Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

32

Trustees and Officers (continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below.

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome—1956 Invesco Ltd. Two Peachtree Pointe, 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008-Present), Invesco Group Services, Inc., Invesco Holding Company (US), Inc. and Invesco North American Holdings, Inc.; Director, Invesco Holding Company Limited (2007-Present); Executive Vice President (2008-Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC, Director and Executive Vice President, Invesco Finance, Inc. and Director, Invesco Finance PLC (2011-Present); Director and Secretary (2012-Present), Invesco Services (Bahamas) Private Limited; and Director and Executive Vice President (2014-Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	206	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

33

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Daniel E. Draper—1968 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2015	President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2015-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Chief Executive Officer and Principal Executive Officer (2016-Present) and Managing Director (2013-Present), Invesco Capital Management LLC; Senior Vice President, Invesco Distributors, Inc. (2014-Present); formerly, Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-2015) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2015); Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Steven M. Hill—1964 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2013	Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global ETF Administration, Invesco Capital Management LLC (2011-Present); Principal Financial and Accounting Officer—Investment Pools, Invesco Capital Management LLC (2015-Present); formerly, Senior Managing Director and Chief Financial Officer, Destra Capital Management LLC and its subsidiaries (2010-2011); Chief Financial Officer, Destra Investment Trust and Destra Investment Trust II (2010-2011); Senior Managing Director, Claymore Securities, Inc. (2003-2010); and Chief Financial Officer, Claymore sponsored mutual funds (2003-2010).

Peter Hubbard—1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris—1964 Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	President and Principal Executive Officer, The Invesco Funds (2016-Present); Treasurer, The Invesco Funds (2008-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

*	This is the date for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

34

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Anna Paglia—1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2011-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco Capital Management LLC (2010-Present); Manager and Assistant Secretary, Invesco Indexing LLC (2017-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Rudolf E. Reitmann—1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present).

David Warren—1957 Invesco Canada Ltd. 5140 Yonge Street, Suite 800 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, and Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Managing Director—Chief Administrative Officer, Americas, Invesco Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Invesco Inc. (2009-Present); Senior Vice President, Invesco Management Group, Inc. (2007-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2011-Present); Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Corporate Class Inc. (2014-Present); Director, Invesco Global Direct Real Estate Feeder GP Ltd. (2015-Present); Director, Invesco Canada Holdings Inc. (2002-Present); Director, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée and Trimark Investments Ltd./Placements Trimark Ltée (2014-Present); Director, Invesco IP Holdings (Canada) Ltd. (2016-Present); Director, Invesco Global Direct Real Estate GP Ltd. (2015-Present); formerly, Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-2015); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2011).

Melanie Zimdars—1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer of Invesco Capital Management LLC (2017-Present); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer at ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/Chief Financial Officer at Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the date for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

35

Board Considerations Regarding Approval of Investment Advisory Agreement and Sub-Advisory Agreement for

PowerShares Ultra Short Duration Portfolio

At a meeting held on December 19, 2017, the Board of Trustees of the PowerShares Actively Managed Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the Investment Advisory Agreement (the “Advisory Agreement”) between Invesco PowerShares Capital Management LLC (the “Adviser”) and the Trust for PowerShares Ultra Short Duration Portfolio (the “Fund”) and the Investment Sub-Advisory Agreement for the Fund, between the Adviser and the following seven affiliated sub-advisers (the “Sub-Advisory Agreement”): Invesco Advisers, Inc. (as the initial sub-adviser); Invesco Asset Management Deutschland, GmbH; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Hong Kong Limited; Invesco Senior Secured Management, Inc.; and Invesco Trimark Ltd. (each, a “Sub-Adviser,” and collectively, the “Sub-Advisers”).

The Trustees reviewed information provided by the Adviser describing: (i) the nature, extent and quality of services to be provided, (ii) the proposed advisory fee and net expense ratio for the Fund and comparisons to amounts paid by other comparable registered investment companies, (iii) the extent to which economies of scale may be realized as the Fund grows, (iv) whether the fee levels reflect any possible economies of scale for the benefit of Fund shareholders, and (v) any benefits to be realized by the Adviser from its relationship with the Fund.

The Trustees noted that the Fund was created in connection with the purchase by Invesco Ltd. of the exchange-traded funds business of Guggenheim Capital LLC (the “Transaction”) and that the Fund was structured substantially similar to a corresponding Guggenheim ETF, including the advisory fee and net expense ratio, that would be reorganized into the Fund (a “Reorganization”) in connection with the Transaction.

Advisory Agreement

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions to be performed by the Adviser for the Fund, information describing the Adviser’s current organization and staffing, including operational support that would be provided by the Adviser’s parent organization, Invesco Ltd., and the background and experience of the persons who will be responsible for the day-to-day management of the Fund, and they considered the quality of services provided by the Adviser to other exchange-traded funds (“ETFs”). The Trustees also reviewed information related to the Adviser’s portfolio transaction policies and procedures, as well as the performance of other ETFs for which the Adviser serves as investment adviser.

The Trustees also considered the services to be provided by the Adviser in its oversight of the Fund’s administrator, custodian and transfer agent, and its oversight of the Sub-Advisers for the Fund. They noted the significant amount of time, effort and resources that had been devoted to this oversight function for the other ETFs and that was expected to be provided for the Fund.

The Trustees also considered information provided by the Adviser regarding the resources that would be added in connection with the Transaction to maintain and enhance the services provided to the Funds and all other PowerShares ETFs.

Based on their review, the Trustees concluded that the nature, extent and quality of the services to be provided by the Adviser to the Fund under the Advisory Agreement were expected to be appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on the Fund’s proposed advisory fee and net expense ratio, as compared to information compiled by the Adviser from Lipper Inc. (“Lipper”) databases on the net advisory fees and net expense ratios of comparable actively managed ETFs and open-end (non-ETF) actively managed fund peers. The Trustees noted that the fee data provided by the Adviser included only four peer actively managed ETFs. The Trustees also considered fee and expense data on Adviser-identified selected peers. The Trustees noted that the proposed annual advisory fee to be charged to the Fund is 0.20% of the average daily net assets for the Fund.

The Trustees also noted that the Adviser has agreed to waive a portion of its contractual advisory fee and/or pay expenses (an “Expense Cap”) to the extent necessary to prevent the annual operating expenses of the Fund from exceeding 0.27% of its average daily net assets, excluding interest expenses, brokerage commissions and other trading expenses, offering costs, taxes, acquired fund fees and expenses, if applicable, and extraordinary expenses, through the later of two years from the closing date of the Reorganization or December 31, 2020.

Effective June 4, 2018, the Trust and the PowerShares Funds became the Invesco ETFs and Invesco PowerShares Capital Management LLC became Invesco Capital Management LLC.

36

Board Considerations Regarding Approval of Investment Advisory Agreement and Sub-Advisory Agreement for (continued)

The Trustees noted that the Fund’s proposed contractual advisory fee was the same as or below the median net advisory fees of its actively managed ETF (4 peers), open-end (non-ETF) actively managed fund (44 peers) and select (3 peers) peer groups. The Trustees also noted that the net expense ratio for the Fund was the same as or below the median net expense ratios of the Fund’s actively managed ETF, open-end (non-ETF) actively managed and select peer funds.

The Trustees considered the Fund’s proposed contractual advisory fee in light of the administrative, operational and management oversight services to be provided by the Adviser. The Board concluded that the contractual advisory fee to be charged to the Fund and expense ratio of the Fund (giving effect to the Fund’s Expense Cap) were reasonable and appropriate in light of the services expected to be provided by the Adviser.

In conjunction with their review of the contractual advisory fee, the Trustees also considered the sub-advisory fees to be paid by the Adviser for the Fund. The Adviser did not provide a profitability analysis for the Adviser in managing the Fund because the Fund had not yet commenced operations. However, the Trustees noted other information the Board received at its April 2017 meeting on the Adviser’s overall profitability from its relationship with other ETFs for which it serves as investment adviser.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees also noted that the Excess Expense Agreement with the Trust provides that the Adviser is entitled to be reimbursed by the Fund for fees waived or expenses absorbed pursuant to the Expense Cap for a period of three years from the date the fee or expense was incurred, provided that no reimbursement would be made that would result in the Fund exceeding its Expense Cap. The Trustees considered whether the proposed advisory fee rate for the Fund is reasonable in relation to the proposed services and product strategy of the Fund, and they concluded that the flat advisory fee was reasonable and appropriate.

Fall-Out Benefits. The Trustees noted that the Adviser had not identified any further benefits that it would derive from its relationship with the Fund, and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the Advisory Agreement for the Fund. No single factor was determinative in the Board’s analysis.

Sub-Advisory Agreement

As noted above, the Board of Trustees of the Trust, including the Independent Trustees, approved the Sub-Advisory Agreement for the Fund at a meeting held on December 19, 2017. The review process followed by the Board is described above. In connection with the review of the Sub-Advisory Agreement, the Board considered the factors described below, among others.

Nature, Extent and Quality of Services. The Trustees considered the nature, extent and quality of services to be provided under the Sub-Advisory Agreement. The Board also noted the benefits described by the Adviser in having multiple affiliated Sub-Advisers, but considered that Invesco Advisers, Inc. (“IAI”) will be the initial sub-adviser. The Board reviewed the qualifications and background of IAI’s portfolio managers and noted the qualifications and background of the other Sub-Advisers and the resources made available to the Sub-Advisers’ personnel.

Based on their review, the Trustees concluded that the nature, extent and quality of services to be provided under the Sub-Advisory Agreement were expected to be appropriate and reasonable.

Fees and Expenses. The Trustees reviewed and discussed the information provided by the Adviser and the Sub-Advisers on the sub-advisory fee rate under the Sub-Advisory Agreement. The Trustees noted that the sub-advisory fee charged by the Sub-Advisers under the Sub-Advisory Agreement is consistent with the compensation structure used throughout Invesco Ltd. when Invesco Ltd.’s affiliates provide sub-advisory services for funds managed by other Invesco Ltd. affiliates. The Board considered how the sub-advisory fees relate to the overall advisory fee for the Fund and noted that the Adviser compensates the Sub-Advisers from its fee.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. As part of their review of the Advisory Agreement, the Trustees considered the extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees considered whether the sub-advisory fee rate for the Fund was reasonable in relation to the proposed services and product strategy of the Fund, and they concluded that the flat sub-advisory fee was reasonable and appropriate.

37

Board Considerations Regarding Approval of Investment Advisory Agreement and Sub-Advisory Agreement for (continued)

Fall-Out Benefits. The Trustees noted that the Sub-Advisers had not identified any further benefits that they would derive from their relationships with the Fund.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the Sub-Advisory Agreement for the Fund. No single factor was determinative in the Board’s analysis.

38

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Fund with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of the Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com.

©2018 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	P-GSY-AR-1	invesco.com/us

Item 2. Code of Ethics.

The Registrant has adopted a Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer. This Code is filed as an exhibit to this report on Form N-CSR under Item 13(a)(1). No substantive amendments to this Code were made during the reporting period. There were no waivers for the fiscal year ended May 31, 2018.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees (the “Board”) has determined that the Registrant has three “audit committee financial experts” serving on its audit committee: Mr. Marc M. Kole, Mr. Gary R. Wicker and Mr. Donald H. Wilson. Each of these audit committee members is “independent,” meaning that he is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and he does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in his capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that person has any greater duties, obligations, or liability than those imposed on a person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or the Board.

Item 4. Principal Accountant Fees and Services.

(a) through (d)

Fees Billed by PwC to Registrant

PricewaterhouseCoopers LLP (“PwC”), the Registrant’s independent registered public accounting firm, billed the series of the Registrant with a fiscal year end of May 31, 2018 aggregate fees for services rendered to these series as shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

Fees Billed by PwC for Services Rendered to the Registrant for Fiscal Year End May 31, 2018

Audit Fees	$ 44,050
Audit-Related Fees	$ 0
Tax Fees	$ 0
All Other Fees	$ 0
Total Fees	$ 44,050

Fees Billed by PwC Related to Invesco and Invesco Affiliates

PwC billed Invesco Capital Management LLC (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Affiliates for the last fiscal year as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Affiliates.

Fees Billed for Non-Audit Services Rendered to Invesco and Affiliates for Fiscal Year End 2018 That Were Required to be Pre-Approved by the Registrant’s Audit Committee

Audit-Related Fees(1)	$ 662,000
Tax Fees	$ 0
All Other Fees	$ 0
Total Fees	$ 662,000

(1)	Audit-Related Fees for the fiscal year end 2018 include fees billed related to reviewing controls at a service organization.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Policies and Procedures

As Adopted by the Audit Committee of the Invesco ETFs

Applicable to	Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded

Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (collectively the “Funds”)
Risk Addressed by Policy	Approval of Audit and Non-Audit Services
Relevant Law and Other Sources	Sarbanes-Oxley Act of 2002; Regulation S-X.
Last Reviewed by Compliance for Accuracy	June 15, 2018
Approved/Adopted Date	June 2009

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committee of the Funds’ (the “Audit Committee”) Board of Trustees (the “Board”) is responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committee pre-approves the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”) or require the specific pre-approval of the Audit Committee (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committee before payment is made. The Audit Committee will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committee will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through June 30th of the following year, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committee in fulfilling its responsibilities.

Delegation

The Chairman of the Audit Committee (or, in his or her absence, any member of the Audit Committee) may grant specific pre-approval for non-prohibited services. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

Audit Services

The annual Audit services engagement terms will be subject to specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committee may grant either general or specific pre-approval of other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committee may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committee believes that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committee’s general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; and assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:

1.	Describe in writing to the Audit Committee, which writing may be in the form of the proposed engagement letter:
a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and
b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;
2.	Discuss with the Audit Committee the potential effects of the services on the independence of the Auditor; and
3.	Document the substance of its discussion with the Audit Committee.

All Other Auditor Services

The Audit Committee may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committee at the quarterly Audit Committee meeting and will require specific approval by the Audit Committee before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

On an annual basis, the Auditor will submit to the Audit Committee for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committee will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committee.

Each request to provide services that require specific approval by the Audit Committee shall be submitted to the Audit Committee jointly by the Funds’ Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the pre-approval policies and procedures and the SEC Rules.

Each request to provide Tax services under either the general or specific pre-approval of the Audit Committee will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committee the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committee for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committee has designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management will immediately report to the Chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management.

Adopted:    June 26, 2009

Amended:  June 15, 2018

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client
•	Financial information systems design and implementation
•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
•	Actuarial services
•	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•	Management functions
•	Human resources
•	Broker-dealer, investment adviser, or investment banking services
•	Legal services
•	Expert services unrelated to the audit
•	Any service or product provided for a contingent fee or a commission
•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance
•	Tax services for persons in financial reporting oversight roles at the Fund
•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

(e)(2)	There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimus exceptions under Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

PwC billed Invesco and Affiliates additional aggregate fees of $2,004,000 for the fiscal year ended May 31, 2018 for non-audit services not required to be pre-approved by the Registrant’s Audit Committee. In total, PwC billed the Registrant, Invesco and Affiliates aggregate non-audit fees of $2,666,000 for the fiscal year ended May 31, 2018.

(h)

With respect to the non-audit services above billed to Invesco and Affiliates that were not required to be pre-approved by the Registrant’s Audit Committee, the Audit Committee received information from PwC about such services, including by way of comparison, that PwC provided audit services to entities within the Investment Company Complex, as defined by Rule 2-01(f)(14) of Regulation S-X, of approximately $24 million and non-audit services of approximately $14 million for the fiscal year ended 2018. The Audit Committee considered this information in evaluating PwC’s independence.

PwC informed the Audit Committee of the Board of the Trust (the “Audit Committee”) that it has identified an issue related to its independence under Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule prohibits accounting firms, such as PwC, from being deemed independent if they have certain financial relationships with their audit clients or certain affiliates of those clients. The Trust is required under various securities laws to have its financial statements audited by an independent accounting firm.

The Loan Rule specifically provides that an accounting firm would not be independent if it receives, or certain of its affiliates or covered persons receive, a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities (referred to as a “more than ten percent owner”). For purposes of the Loan Rule, audit clients include the Funds as well as all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd. (collectively, the Invesco Fund Complex). PwC informed the Audit Committee that it has, and that certain of its affiliates or covered persons have, relationships with lenders who hold, as record owner, more than ten percent of the shares of certain funds within the Invesco Fund Complex. These relationships call into question PwC’s independence under the Loan Rule with respect to those funds, as well as all other funds in the Invesco Fund Complex, which may implicate the Loan Rule.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to the audit independence issue described above. In that letter, the SEC confirmed that it would not recommend enforcement action against a fund that relied on audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances.

In an August 18, 2016 letter, and in subsequent communications, PwC affirmed to the Audit Committee that, as of the date of the letter and the subsequent communications, respectively, PwC is an independent accountant with respect to the Trust, within the meaning of PCAOB Rule 3520. In its letter and in its subsequent communications, PwC also informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, PwC has concluded that with regard to its compliance with the independence criteria set forth in the rules and regulations of the SEC related to the Loan Rule, it believes that it remains objective and impartial despite matters that may ultimately be determined to be inconsistent with these criteria and therefore it can continue to serve as the Trust’s registered public accounting firm. PWC has advised the Audit Committee that this conclusion is based in part on the following considerations: (1) the lenders to PwC have no influence over any Fund, or other entity within the Invesco Fund Complex, or its investment adviser; (2) none of the officers or trustees of the Invesco Fund Complex whose shares are owned by PwC lenders are associated with those lenders; (3) PwC understands that the shares held by PwC lenders are held for the benefit of and on behalf of its policy owners/end investors; (4) investments in funds such as the Invesco Fund Complex funds are passive; (5) the PwC lenders are part of various syndicates of unrelated lenders; (6) there have been no changes to the loans in question since the origination of each respective note; (7) the debts are in good standing and no lender has the right to take action against PwC, as borrower, in connection with the financings; (8) the debt balances with each lender are immaterial to PwC and to each lender; and (9) the PwC audit engagement team has no involvement in PwC’s treasury function and PwC’s treasury function has no oversight of or ability to influence the PwC audit engagement team. In addition, PwC has communicated that the lending relationships appear to be consistent with the lending relationships described in the no-action letter and that they are not aware of other relationships that would be implicated by the Loan Rule. In addition to relying on PwC’s August 18, 2016 letter and subsequent communications regarding its independence, the Trust intends to rely upon the no-action letter.

If in the future the independence of PwC is called into question under the Loan Rule by circumstances that are not addressed in the SEC’s no-action letter, the Fund may need to take other action in order for the Fund’s filings with the SEC containing financial statements to be deemed compliant with applicable securities laws. Such additional actions could result in additional costs, impair the ability of the Funds to issue new shares or have other material adverse effects on the Funds. The SEC no-action relief was initially set to expire 18 months from issuance, but has been extended by the SEC without an expiration date, except that the no-action letter will be withdrawn upon the effectiveness of any amendments to the Loan Rule designed to address the concerns expressed in the letter.

Item 5. Audit Committee of Listed Registrants.

(a)	The Registrant has a separately-designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, which consists solely of independent trustees. The Audit Committee members are: Marc M. Kole, Gary R. Wicker, and Donald H. Wilson.

(b)	Not applicable

Item 6. Schedule of Investments.

(a)	The Schedules of Investments are included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)

Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have concluded that such disclosure controls and procedures are effective.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics is attached as Exhibit 99.CODEETH.

(a)(2)

Certifications of the Registrant’s President and Treasurer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.CERT.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)

Certifications of the Registrant’s President and Treasurer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Invesco Actively Managed Exchange-Traded Fund Trust

By: /s/ Daniel E. Draper

Name:	Daniel E. Draper
Title:	President

Date:	August 3, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Daniel E. Draper

Name:	Daniel E. Draper
Title:	President

Date:	August 3, 2018

By: /s/ Steven Hill

Name:	Steven Hill
Title:	Treasurer

Date:	August 3, 2018